UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2019

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2019, Northern Oil and Gas, Inc. (the “Company”) entered into a transition agreement (the “Transition Agreement”) with the Company’s Chief Executive Officer, Brandon Elliott. Pursuant to the Transition Agreement, Mr. Elliott will step down as Chief Executive Officer on December 31, 2019, and transition to a non-employee consultant to the Company in early 2020.

The Company’s board of directors has appointed the following executive officers, effective as of January 1, 2020: (i) Nicholas O’Grady, the Company’s current President and Chief Financial Officer, will succeed Mr. Elliott as Chief Executive Officer, (ii) Chad Allen, the Company’s current Chief Accounting Officer, will succeed Mr. O’Grady as Chief Financial Officer and (iii) Adam Dirlam, the Company’s current Executive Vice President of Land, will serve as Chief Operating Officer. Mr. O’Grady has served as Northern’s Chief Financial Officer since June 2018 and as President since September 2019. The biographical information regarding Mr. O’Grady, Mr. Allen and Mr. Dirlam disclosed in Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 18, 2019, is incorporated herein by reference. In addition, the information related to Mr. Dirlam disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 19, 2019, under the heading “Certain Relationships and Related Transactions” is incorporated herein by reference.

In connection with the Transition Agreement and following his separation of employment, Mr. Elliott is expected to be entitled to the following under a separation and release agreement to be entered into with the Company on or about January 15, 2020: (i) full vesting of all time-based restricted shares outstanding at the time of his departure; (ii) continued eligibility to earn all performance-based restricted shares outstanding at the time of his departure, subject to immediate vesting in full of any such performance-based restricted shares that are determined to be earned thereafter; (iii) a cash severance payment of $740,000, less applicable withholdings, (iv) payment by the Company for up to 18 months continued group medical and dental insurance coverage pursuant to the terms of the Company’s plans and applicable laws, and (v) entry into a consulting arrangement with the Company through December 31, 2020, pursuant to which Mr. Elliott would be entitled to a $6,000 monthly consulting fee and continued vesting of existing equity incentive plan awards as described above. The foregoing summaries of the material terms of Mr. Elliott’s separation and consulting arrangements are qualified by the text of the Transition Agreement, a copy of which is attached as Exhibit 10.1, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 17, 2019, the Company issued a press release in connection with the foregoing. The text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description	Method of Filing
10.1	Transition Agreement, dated December 17, 2019, by and between Northern Oil and Gas, Inc. and Brandon Elliott*	Filed Electronically
99.1	Press release of Northern Oil and Gas, Inc., dated December 17, 2019	Furnished Electronically
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL	Filed Electronically

* Certain schedules and exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request

Cautionary Statements Regarding Forward-Looking Statements

This report contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act and the Exchange Act. All statements other than statements of historical facts are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including: statutory revocation periods, changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s properties, the Company’s ability to acquire additional development opportunities, changes in the Company’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices. Additional information concerning potential factors that could affect future financial condition and results of operations is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated from time to time in amendments and subsequent reports filed with the SEC. The Company has based the forward-looking statements contained in this report on its current expectations and assumptions about future events. The Company does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2019	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Executive Vice President, General Counsel and Secretary